UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

WAYSIDE TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300, Eatontown New Jersey	07724
(Address of principal executive offices)	(Zip Code)

732-389-0932

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $.01 par value	WSTG	The NASDAQ Global Market

Item 5.07Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 5, 2019. At the Annual Meeting, 3,768,219 shares of the Company’s common stock were represented either in person or by proxy, which is equal to 83.49% of the Company’s issued and outstanding common stock as of the record date. At the Annual Meeting, the Company’s stockholders (i) elected the three nominees named below to the Company’s Board of Directors, to serve until the next annual meeting of the stockholders and until their successors are elected and qualified; (ii) approved an advisory resolution approving the compensation of the Company’s named executive officers; (iii) took an advisory vote on the frequency of future advisory votes on executive compensation, with the majority preferring that such advisory vote take place annually; and (iv) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2019.

Proposal 1: Election of Directors — The final number of votes for, withheld or abstained from voting and broker-non-votes were as follows:

Nominee	Votes For	Votes Withheld	Votes Abstained	Broker Non- Votes
Mike Faith	2,438,462	407,638	-	922,119
Diana Kurty	2,444,403	401,697	-	922,119
Jeffrey Geygan	2,427,669	418,431	-	922,119

Proposal 2: Advisory Resolution to Approve Compensation of the Company’s Named Executive Officers— The final number of votes cast for, against or abstaining from voting and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non- Votes
2,313,428	512,407	20,265	922,119

Proposal 3:  Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation— The final number of votes cast for once every year, once every two years, once every three years or abstaining from voting and broker non-votes were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstained	Broker Non- Votes
2,561,184	9,982	266,244	8,690	922,119

Proposal 4: Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for 2019  — The final number of votes cast for, against or abstaining from voting and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non- Votes
3,612,632	82,556	73,031	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wayside Technology Group, Inc.

Date: June 7, 2019	By:	/s/ Michael Vesey
Michael Vesey, Interim President and
Chief Executive Officer